UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09395

Third Avenue Variable Series Trust
(Exact name of registrant as specified in charter)

622 Third Avenue, 32nd Floor, New York, NY	10017
(Address of principal executive offices)	(Zip code)

W. James Hall III, General Counsel, 622 Third Avenue, New York, NY    10017
(Name and address of agent for service)

Registrant's telephone number, including area code: 800-443-1021

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Trust's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

THIRD AVENUE VARIABLE SERIES TRUST

ANNUAL REPORT

DECEMBER 31, 2019

THIRD AVENUE VALUE PORTFOLIO

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, at the election of your insurance company, you may not receive paper reports like this one in the mail from the insurance company that offers your variable life insurance policy or variable annuity contract unless you specifically request it. Instead, they will be available on a website, and your insurance company will notify you by mail whenever a new one is available and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance company. If you choose this option, you will receive paper reports for all portfolios in which you are invested.

If you already receive these reports electronically, no action is required.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Portfolio.

THIRD AVENUE VARIABLE SERIES TRUST

Privacy Policy

Third Avenue Value Portfolio (the “Portfolio”) respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms and from the transactions you make with us, our affiliates, or third parties. We do not disclose any information about you or any of our former customers to anyone, except to our affiliates (which may include the Portfolio’s affiliated money management entities) and service providers, or as otherwise permitted by law. To protect your personal information, we permit access only to authorized employees. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

Proxy Voting Policies and Procedures

The Portfolio has delegated the voting of proxies relating to its voting securities to the Portfolio’s investment adviser pursuant to the adviser’s proxy voting guidelines. A description of these proxy voting guidelines and procedures, as well as information relating to how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by August 31 each year (i) without charge, upon request, by calling (800) 443-1021 and (ii) at the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Schedule of Portfolio Holdings—Form N-PORT

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Portfolio’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov.

Table of Contents

Portfolio Management Discussion	Page 2

Comparison of a $10,000 Investment	Page 4

Portfolio of Investments	Page 5

Statement of Assets and Liabilities	Page 7

Statement of Operations	Page 8

Statements of Changes in Net Assets	Page 9

Financial Highlights	Page 10

Notes to Financial Statements	Page 11

Report of Independent Registered Public Accounting Firm	Page 20

Board Consideration of Investment Advisory Agreements	Page 21

Statement Regarding Liquidity Risk Management Program	Page 26

Management of the Trust	Page 27

Schedule of Shareholder Expenses	Page 30

Federal Tax Status of Dividends and Distributions	Page 31

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio Management Discussion December 31, 2019 (Unaudited)

		Average Annual Returns for the Periods Ended December 31, 2019
	One Year Ended 12/31/19	Three Year	Five Year	Ten Year	Since Inception (9/21/99)
Third Avenue Value Portfolio	12.46%	0.58%	0.80%	3.98%	7.12%
MSCI World Index	28.40%	13.20%	9.36%	10.08%	5.73%

Third Avenue Value Portfolio (the “Portfolio”) has “Total Annual Portfolio Operating Expenses” and “Net Annual Portfolio Operating Expenses” of 1.48% and 1.30%, respectively. These ratios are stated in the current prospectus dated April 30, 2019 and may differ from the actual expenses incurred by the Portfolio for the period covered by this report. Until April 30, 2020 (subject to renewal), whenever the Portfolio’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceed 1.30% of the Portfolio’s average daily net assets, Third Avenue Management LLC (the “Adviser”) has agreed to waive a portion of its advisory fees and/or reimburse the Portfolio in an amount equal to that excess. The waived fees and reimbursed expenses may be paid to the Adviser during the following thirty-six month period after the applicable month in which a fee is waived or expense reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause the Portfolio to exceed the expense limitation. The Adviser has agreed to waive all accrued entitlements for previously waived advisory fees or expenses reimbursed through October 31, 2021.

The Portfolio is offered by prospectus only. The prospectus contains more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before investing or sending money. Performance information does not reflect the fees and expenses imposed by insurance companies at the contract or separate account level, and such charges will have the effect of reducing performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost.

Distributed by Foreside Fund Services, LLC.

If you should have any questions, or for updated information (including performance data current to the most recent month-end), please call 1-800-443-1021. Current performance may be lower or higher than performance quoted.

The Portfolio generated returns of 12.46% over the last fiscal year. The Portfolio’s benchmark, the MSCI World Index, returned 28.40% over the same period.

The escalation of the U.S. and China trade war during recent quarters has, broadly speaking, been a substantial headwind to Portfolio performance. However, in ranking relative performance challenges, it is our view that trade wars pale in comparison to the profound outperformance of growth and momentum investment strategies in recent years. The year has been a furtherance of what, by some measures, is the most acute period of value underperformance on record. JP Morgan, for example, recently showed that low-priced U.S. stocks are trading at their widest earnings spread to the broader S&P 500 than at any point during the last 30 years, exceeding the late 1990s. (Graph below is through December 31, 2018.)

Top contributors to the Portfolio’s performance during the fiscal year included Lundin Mining Corp., Buzzi Unicem SpA and Weyerhaeuser Co. The Portfolio holds several thematic positions, including the above mentioned holdings, in metals and mining, heavy construction products and U.S. homebuilding. Leading detractors from Portfolio performance included multiple businesses involved in offshore oil and gas services, such as Borr Drilling Ltd., Tidewater, Inc., as well as others impacted by the trade war, such as Hutchinson Port Holding Trust. It is our belief that a severe multi-year recession in offshore oil services spending is abating and will continue to positively impact the operating performance, and in turn the share prices, of the Portfolio’s various oil service holdings over time.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio Management Discussion (continued) December 31, 2019 (Unaudited)

THE INFORMATION IN THE PORTFOLIO MANAGEMENT DISCUSSION REPRESENTS A FACTUAL OVERVIEW OF THE PORTFOLIO’S PERFORMANCE AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. VIEWS EXPRESSED ARE THOSE OF THE INVESTMENT TEAM AND MAY DIFFER FROM THOSE OF OTHER INVESTMENT TEAMS OR THIRD AVENUE MANAGEMENT LLC AS A WHOLE. ALSO, PLEASE NOTE THAT ANY DISCUSSION OF THE PORTFOLIO’S HOLDINGS, THE PORTFOLIO’S PERFORMANCE, AND THE INVESTMENT TEAM’S VIEWS ARE AS OF DECEMBER 31, 2019, AND ARE SUBJECT TO CHANGE.

The Portfolio’s performance may be influenced by a foreign country’s political, social and economic situation. Other risks include currency fluctuations, less liquidity, lack of efficient trading markets, and different auditing, accounting and legal standards. These risks may result in more volatility for the Portfolio. These and other risks are described more fully in the Portfolio’s prospectus.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 23 of the world’s most developed markets. The MSCI World Index is not a security that can be purchased or sold, and its total returns are reflective of unmanaged portfolios. The returns include reinvestment of all distributions.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Comparison of a $10,000 Investment (Unaudited)

Performance Illustration

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THIRD AVENUE VALUE PORTFOLIO (TAVP)

AND THE MSCI WORLD INDEX

FOR THE TEN YEARS ENDED DECEMBER 31, 2019

Average Annual Total Return

1 Year	3 Year	5 Year	10 Year
12.46%	0.58%	0.80%	3.98%

*	Assumes reinvestment of all distributions.
†	Includes the use of derivatives.

Past performance does not indicate future results. Performance may reflect fee waivers, expense offset arrangement and/or recovery. Total return would have been lower if the Adviser had not waived certain expenses. Conversely, total return would have been higher if the Adviser had not recovered previously waived expenses. Also, performance information does not reflect the fees and expenses imposed by insurance companies at the contract or separate account level nor does it reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares and such charges and taxes will have the effect of reducing performance.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio of Investments at December 31, 2019

Principal Amount ($)	Security†	Value (Note 1)

Corporate Bonds - 0.47%
	Oil & Gas Production & Services - 0.47%
281,092	Tidewater, Inc., 8.000%, due 8/1/22	$293,126

	Total Corporate Bonds
	(Cost $285,443)	293,126
Shares

Common Stocks - 87.05%
	Automotive - 7.18%
35,579	Bayerische Motoren Werke AG (Germany)	2,914,137
28,647	Daimler AG (Germany)	1,583,736
		4,497,873
	Banks - 12.65%
822,848	Bank of Ireland Group PLC (Ireland)	4,528,650
24,695	Comerica, Inc.	1,771,866
209,487	Deutsche Bank AG (Germany)	1,623,222
		7,923,738
	Building Products - 9.55%
115,120	Buzzi Unicem SpA (Italy)	2,901,833
15,143	Eagle Materials, Inc.	1,372,864
12,547	Mohawk Industries, Inc. (a)	1,711,160
		5,985,857
	Diversified Holding Companies - 5.70%
307,277	CK Hutchison Holdings, Ltd. (Cayman Islands).	2,930,036
313,941	Quinenco S.A. (Chile)	641,075
		3,571,111
	Engineering & Construction - 2.92%
71,300	Boskalis Westminster (Netherlands)	1,827,023
	Forest Products & Paper - 9.23%
346,043	Interfor Corp. (Canada) (a)	3,909,322
61,933	Weyerhaeuser Co., REIT	1,870,377
		5,779,699
	Metals & Mining - 11.98%
1,610,472	Capstone Mining Corp. (Canada) (a)	942,558
628,873	Lundin Mining Corp. (Canada)	3,758,080
132,662	Warrior Met Coal, Inc.	2,803,148
		7,503,786
	Non-U.S. Real Estate Operating Companies - 2.60%
225,561	CK Asset Holdings, Ltd. (Cayman Islands)	1,627,699
	Oil & Gas Production & Services - 13.48%
179,348	Borr Drilling Ltd. (Bermuda) (a)	1,546,476
17,610	Drilling Co. of 1972 A/S (The) (Denmark) (a)	1,162,773
397,686	PGS ASA (Norway) (a)	781,710
143,319	Subsea 7, S.A. (Luxembourg)	1,714,543
168,026	Tidewater, Inc. (a)	3,239,542
		8,445,044
	Transportation Infrastructure - 4.90%
77,559	Hawaiian Holdings, Inc.	2,271,703
4,653,900	Hutchison Port Holdings Trust (Singapore)	800,471
		3,072,174
Shares	Security†	Value (Note 1)

	U.S. Homebuilder - 3.13%
43,919	Lennar Corp., Class B	$1,963,179
	U.S. Real Estate Investment Trusts - 1.24%
28,768	Macerich Co. (The)	774,435
	U.S. Real Estate Operating Companies - 2.49%
224,201	Five Point Holdings, LLC, Class A (a)	1,558,197
	Total Common Stocks
	(Cost $62,013,244)	54,529,815
Preferred Stocks - 0.00%
	Consumer Products - 0.00%
827,257	Home Products International, Inc., Series A, Convertible, 8.000% (a)(b)(c)(d)	-
	Total Preferred Stocks
	(Cost $0)	-
	Total Investment Portfolio - 87.52%
	(Cost $62,298,687)	54,822,941
	Other Assets less Liabilities - 12.48%	7,818,040
	NET ASSETS - 100.00%	$62,640,981
Notes:
(a)	Non-income producing security.
(b)	Fair-valued security.
(c)	Security subject to restrictions on resale.

Shares	Issuer	Acquisition Date	Cost	Market Value Per Unit
827,257	Home Products International, Inc., Series A, Convertible Preferred Stock, 8.000%	3/16/07-10/2/17	$-	$-
At December 31, 2019, the restricted security was valued at $0.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	U.S. issuer unless otherwise noted.
REIT: Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Portfolio of Investments (continued) at December 31, 2019

Summary of Investments by Industry	% of Net Assets
Oil & Gas Production & Services	13.95%
Banks	12.65
Metals & Mining	11.98
Building Products	9.55
Forest Products & Paper	9.23
Automotive	7.18
Diversified Holding Companies	5.70
Transportation Infrastructure	4.90
U.S. Homebuilder	3.13
Engineering & Construction	2.92
Non-U.S. Real Estate Operating Companies	2.60
U.S. Real Estate Operating Companies	2.49
U.S. Real Estate Investment Trusts	1.24
Consumer Products	0.00
Other Assets less Liabilities	12.48
Total	100.00%
Country Concentration	% of Net Assets
United States	31.34%
Canada	13.74
Germany	9.77
Cayman Islands	7.27
Ireland	7.23
Italy	4.63
Netherlands	2.92
Luxembourg	2.74
Bermuda	2.47
Denmark	1.86
Singapore	1.28
Norway	1.25
Chile	1.02
Total	87.52%

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statement of Assets and Liabilities At December 31, 2019

Assets:
Investments at value (cost of $62,298,687) (Note 1)	$54,822,941
Cash	7,502,917
Receivable for securities sold	307,846
Foreign tax reclaims receivable	105,979
Dividends and interest receivables	24,248
Receivable for Portfolio shares sold	4,915
Other assets	8,750
Total assets	62,777,596

Liabilities:
Payable for Portfolio shares redeemed	23,542
Payable for auditing and tax fees	63,445
Payable for reports to shareholders	10,221
Payable for accounting fees	9,263
Payable for legal fees	8,931
Payable for shareholder servicing fees (Note 3)	8,314
Payable for transfer agent fees	7,960
Payable to Adviser (Note 3)	3,243
Payables to Trustees and officers	543
Accrued expenses	1,153
Total liabilities	136,615
Net assets	$62,640,981
Summary of net assets:
Capital stock, unlimited shares authorized, $0.001 par value, 3,866,254 shares outstanding	$68,530,789
Total distributable earnings	(5,889,808)
Net assets applicable to capital shares outstanding	$62,640,981
Net asset value, offering and redemption price per share	$16.20

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statement of Operations For the Year Ended December 31, 2019

Investment Income:	$1,625,998
Dividends (net of foreign withholding tax of $86,459)	35,596
Interest	1,661,594
Total investment income

Expenses:
Investment advisory fees (Note 3)	566,167
Shareholder servicing fees (Note 3)	96,040
Legal fees	84,198
Accounting fees	66,190
Auditing and tax fees	56,313
Transfer agent fees	52,991
Reports to shareholders	33,098
Administration fees (Note 3)	25,465
Trustees’ and officers’ fees and expenses	17,843
Custodian fees	12,685
Insurance	6,281
Miscellaneous	15,237
Total expenses	1,032,508
Less: Fees waived (Note 3)	(211,437)
Expenses reduced by custodian fee expense offset arrangement (Note 3)	(3,274)
Net expenses	817,797
Net investment income	843,797

Realized and unrealized gain/(loss) on investments and foreign currency transactions:
Net realized gain on investment	3,884,015
Net realized gain on foreign currency transactions	4,395
Net change in unrealized appreciation/(depreciation) on investments	2,690,740
Net change in unrealized appreciation/(depreciation) on translation of other assets and liabilities denominated in foreign currency	1,630
Net gain on investments and foreign currency transactions	6,580,780
Net increase in net assets resulting from operations	$7,424,577

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statements of Changes in Net Assets

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
Operations:
Net investment income	$843,797	$655,412
Net realized gain	3,888,410	2,204,153
Net change in unrealized appreciation/(depreciation)	2,692,370	(18,727,943)
Net increase/(decrease) in net assets resulting from operations	7,424,577	(15,868,378)

Dividends and Distributions to Shareholders:
Net investment income and net realized gains	(170,342)	(1,460,937)
Decrease in net assets from dividends and distributions	(170,342)	(1,460,937)

Capital Share Transactions:
Proceeds from sale of shares	2,246,915	1,597,514
Net asset value of shares issued in reinvestment of dividends and distributions	170,342	1,460,937
Cost of shares redeemed	(8,640,400)	(11,148,452)
Net decrease in net assets resulting from capital share transactions	(6,223,143)	(8,090,001)
Net increase/(decrease) in net assets	1,031,092	(25,419,316)
Net assets at beginning of year	61,609,889	87,029,205
Net assets at end of year	$62,640,981	61,609,889

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Financial Highlights Selected data (for a share outstanding throughout each year) and ratios are as follows:

	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$14.45	$18.48	$16.41	$14.74	$16.80
Income/(loss) from investment operations:
Net investment income@	0.21 **	0.15 ‡	0.07 *	0.15 +	0.08
Net gain/(loss) on investment transactions (both realized and unrealized)	1.58	(3.84)	2.15	1.65	(1.58)
Total from investment operations	1.79	(3.69)	2.22	1.80	(1.50)
Less dividends and distributions to shareholders:
Dividends from net investment income	(0.04)	(0.34)	(0.15)	(0.13)	(0.56)
Total dividends and distributions	(0.04)	(0.34)	(0.15)	(0.13)	(0.56)
Net asset value, end of year	$16.20	$14.45	$18..48	$16.41	$14.74
Total return[1]	12.46%	(20.34%)	13.59%	12.22%	(8.89%)
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$62,641	$61.610	$87,029	$88,670	$95,309
Ratio of expenses to average net assets
Before fee waivers/expense offset arrangement	1.64%	1.48%	1.42%	1.41%	1.23%
After fee waivers/expense offset arrangement[2]	1.30%#	1.30%#	1.30%#	1.30%#	1.22%
Ratio of net investment income to average net assets	1.34%**	0.83%‡	0.38%*	0.99%+	0.49%
Portfolio turnover rate	31%	72%	28%	24%	22%

1
Performance figures may reflect fee waivers, expense offset arrangement and/or recovery of previously waived fees. Past performance is no guarantee of future results. Total return would have been lower in certain periods if the Adviser had not waived certain fees. Conversely, total return would have been higher in certain periods if the Adviser had not recovered previously waived fees. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period and is not annualized. Total return does not reflect charges pursuant to the terms of insurance contracts funded by separate accounts that invest in the Portfolio’s shares.

2
As a result of an expense limitation, the ratio of expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to average net assets will not exceed 1.30%.

@	Calculated based on the average number of shares outstanding during the year.
**
Investment income per share reflects a special dividend received during the period which amounted to $0.14 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.41%.

‡
Investment income per share reflects a special dividend received during the period which amounted to $0.12 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.16%.

*
Investment income per share reflects a special dividend received during the period which amounted to $0.04 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.12%.

+
Investment income per share reflects a special dividend received during the period which amounted to $0.06 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.58%.

#	The Adviser waived a portion of its fees.

The accompanying notes are an integral part of the financial statements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements December 31, 2019

1.	SUMMARY OF ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization:
Third Avenue Variable Series Trust (the “Trust”) is an open-end, management investment company organized as a Delaware statutory trust pursuant to a Trust Instrument dated June 16, 1999. The Trust currently consists of one diversified (within the meaning of Section 5(b)(1) of the Investment Company Act of 1940 (the “Act”)) investment series, Third Avenue Value Portfolio (the “Portfolio”). Third Avenue Management LLC (the “Adviser”) provides investment advisory services to the Portfolio.

The Portfolio seeks to achieve its long-term capital appreciation objective mainly by acquiring common stocks of well-financed companies (meaning companies with high quality assets and conservative levels of liabilities) at a discount to what the Adviser believes is their intrinsic value. Adhering to this strict value discipline, the Portfolio generally seeks to construct a focused portfolio of high conviction opportunities. The Portfolio may invest in companies of any market capitalization and across all industries. The Portfolio may also acquire senior securities, such as convertible securities, preferred stocks and debt instruments (including high-yield and distressed securities that may be in default and may have any or no credit rating), that the Adviser believes are undervalued. The Portfolio invests in both domestic and foreign securities.

The shares of the Portfolio may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2019, the Trust was offered as an investment option by six insurance companies and, accordingly, a decision by any insurance company to withdraw its participation may have a material negative impact on the Trust. As of December 31, 2019, separate accounts of Ameriprise Financial, Inc. and Ameritas Variable Life Insurance Co. held approximately 58% and 33% of the Portfolio’s shares, respectively.

Accounting policies:
The policies described below are followed consistently by the Portfolio in the preparation of its financial statements and are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Trust is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 946-Investment Companies, which is part of U.S. GAAP.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Security valuation:
The Portfolio’s equity securities listed on an exchange market system will generally be valued at the last sale price. Equity securities traded in the over-the-counter market are valued at their closing sale or official closing price. If there were no transactions on that day, securities traded principally on an exchange will be valued at the mean of the last bid and ask prices prior to the market close. Prices for equity securities normally are supplied by an independent pricing service approved by the Board of Trustees. Fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any assets held by the Portfolio that are denominated in foreign currencies are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time that the Portfolio determines the daily NAV per share. Foreign securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or sell shares of the Portfolio.

Securities that do not have a readily available current market value or that have been subject to a significant event occurring between the time of the last sales price and the close of the Exchange are valued in good faith under the direction of the Board of Trustees. The Board of Trustees has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available and has delegated to the Adviser the responsibility for applying the valuation methods. At December 31, 2019, such securities were valued at $0. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Trust’s Valuation Committee. The Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing. However, fair values determined pursuant to the Portfolio’s procedures may not accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/asked information, broker quotes), including where events occur after the close of the relevant market, but prior to the close of the Exchange, that materially affect the values of the Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, an exchange or market on which a security trades does not open for trading for the entire day and no other market prices are available.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

Securities listed on certain non-U.S exchanges that close at a substantially earlier time than the Exchange (such as most European or Asian exchanges) are fair valued daily by an independent fair value pricing service approved by the Board of Trustees. The fair valuations for these securities may not be the same as quoted or published prices of the securities on their primary markets. Securities for which daily fair value prices from the independent fair value pricing service are not available are generally valued at the last quoted sale price at the close of an exchange on which the security is traded. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The Portfolio may fair value foreign securities if significant events that appear likely to affect the value of those securities occur between the time a foreign exchange closes and the time that the Portfolio prices its shares. Significant events may include: (i) a substantial gap between the closing time of a non-U.S. exchange and the close of the Exchange, (ii) events impacting a single issuer, (iii) governmental actions that affect securities in one sector or country, (iv) natural disasters or armed conflict, or (v) significant domestic or foreign market fluctuations. The Board of Trustees has delegated to the Adviser the responsibility for monitoring significant events that may materially affect the values of the Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

Fair value measurements:

In accordance with FASB ASC 820-10, Fair Value Measurements and Disclosures, the Portfolio discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. Fair value is defined as the price that the Portfolio would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•     Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Portfolio has the ability to access at the measurement date;

•     Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active; and

•     Level 3 — Significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Portfolio. The Portfolio considers observable data to be market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following are certain inputs and techniques that the Portfolio generally uses to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with U.S. GAAP.

Equity Securities (Common Stocks and Preferred Stocks)—Equity securities traded in inactive markets and certain foreign equity securities are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated prices received from independent pricing services or brokers that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Government Obligations — U.S. Government obligations are valued by independent pricing services based on pricing models that evaluate the mean between the closing bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Government issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Government obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

Corporate Bonds— Corporate bonds are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services or brokers using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services or brokers based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector specific trends. To the extent that these inputs are observable, the values of corporate bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The following is a summary by level of inputs used to value the Portfolio’s investments as of December 31, 2019:

Level 1: Quoted Prices
Investments in Securities:
Common Stocks:
Banks	$1,771,866
Building Products	3,084,024
Diversified Holding Companies	641,075
Oil & Gas Production & Services	3,239,542
Other*	20,651,470
Total for Level 1 Securities	29,387,977
Level 2: Other Significant Observable Inputs
Investments in Securities:
Common Stocks:
Automotive	4,497,873
Banks	6,151,872
Building Products	2,901,833
Diversified Holding Companies	2,930,036
Engineering & Construction	1,827,023
Non-U.S. Real Estate Operating Companies	1,627,699
Oil & Gas Production & Services	5,205,502
Corporate Bonds:
Oil & Gas Production & Services	293,126
Total for Level 2 Securities	25,434,964
Level 3: Significant Unobservable Inputs
Investments in Securities:
Preferred Stocks:
Consumer Products	-	**
Total for Level 3 Securities	-
Total Value of Investments	$54,822,941

*	Please refer to the Portfolio of Investments for industry specifics of the portfolio holdings.
**	Investment fair valued at $0.

For fair valuations using significant unobservable inputs, U.S. GAAP require the Portfolio to present a reconciliation of the beginning to ending balances for reported market values that present changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. A reconciliation of Level 3 investments is presented only when the Portfolio had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all transfers in and out of Level 3 are disclosed when the Portfolio had an amount of total transfers in or out of Level 3 during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the year ended December 31, 2019, there were no transfers in or out of Level 3.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

Quantitative Information about Level 3 Fair Value Measurements
(amounts in thousands)

Fair Value at 12/31/19

Other (a)	$—	*

(a)	Includes securities less than 0.50% of net assets of the Portfolio.
*	Investment fair valued at $0.

There are significant unobservable inputs used in the fair value measurement of the Portfolio’s Level 3 investment. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Security transactions and investment income:
Security transactions for financial statement purposes are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income on the Statement of Operations is shown net of any foreign taxes withheld on income from foreign securities. Payments received from certain investments held by the Portfolio may be comprised of dividends, capital gains and return of capital. The Portfolio originally estimates the expected classification of such payments. These amounts may subsequently be reclassified upon receipt of information from the issuer. Realized gains and losses from securities transactions are recorded on an identified cost basis.

Foreign currency translation and foreign investments:
The books and records of the Portfolio are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars as follows:

•	Investments and assets and liabilities denominated in foreign currencies: At the prevailing rates of exchange on the valuation date.

•	Investment transactions and investment income: At the prevailing rates of exchange on the date of such transactions.

The net assets of the Portfolio are presented at market values using the foreign exchange rates at the close of the period. The Portfolio does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held.

Similarly, the Portfolio does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains/(losses) are included in the reported net realized gain/(loss) and unrealized appreciation/(depreciation) on investment transactions and balances.

Net realized gains/(losses) on foreign currency transactions represent net foreign exchange gains/(losses) from disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains/(losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities. The change in net unrealized currency gains/(losses) for the period is reflected on the Statement of Operations.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income.

Payment-in-kind securities ("PIKs"):
The Portfolio may invest in PIKs. PIKs may make a payment at each payment date in either cash or additional securities. Those additional securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original securities. The daily market quotations of the original securities may include the accrued income (referred to as a “dirty” price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to dividends and interest receivables on the Statement of Assets and Liabilities.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

Dividends and distributions to shareholders:
The amount of dividends and distributions paid to shareholders from net investment income and net realized capital gains on disposition of securities, respectively is determined in accordance with U.S. federal income tax law and regulations which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Any distributions from the Portfolio will be automatically reinvested into additional shares of the Portfolio.

Income tax information:
The Portfolio has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986 applicable to regulated investment companies and intends to distribute all of its taxable net investment income and net realized capital gains, if any, to its shareholders. Therefore, no provision for U.S. federal income taxes is included on the accompanying financial statements.

Income, including capital gains, from investments in foreign securities received by the Portfolio may be subject to income withholding or other taxes imposed by foreign countries.

Management has analyzed the tax positions taken on the Portfolio’s U.S. federal income tax returns for all open tax years, and has concluded that no provision for U.S. federal income tax is required in the Portfolio’s financial statements. This conclusion may be subject to future review and adjustment at a later date based upon factors including, but not limited to, on-going analyses of and changes to tax laws, regulations and interpretations thereof. The Portfolio is subject to possible examination by the relevant taxing authorities for tax years for which the applicable statutes of limitations have not expired. The Portfolio’s federal income tax returns are generally subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed.

Expense allocation:
Expenses attributable to the Portfolio are charged to the Portfolio. Certain expenses are shared with Third Avenue Trust, an affiliated fund group. Such costs are allocated using the ratio of the Portfolio’s average net assets relative to the total average net assets of the Portfolio and Third Avenue Trust.

Trustees’ and officers’ fees:
The Trust is governed by its Board of Trustees. The Trust, together with Third Avenue Trust, pays the Trustees in the form of an annual retainer and per meeting fees for their services, in addition to reimbursing the Trustees for travel and incidental expenses incurred by them in connection with their attendance at meetings. The remuneration paid to the Trustees by the Trust was $9,472 for the year ended December 31, 2019. Members of the Audit Committee receive additional remuneration. The Trust paid members of the Audit Committee $319 during the year ended December 31, 2019. The Nominating and Governance Committee Chairman receives an annual retainer. The Trust paid the Nominating and Governance Committee Chairman $21 during the year ended December 31, 2019.

Prior to October 17, 2019, the Trust did not pay any fees to its officers for their services as such, except for the Chief Compliance Officer and the compliance personnel who report directly to the Chief Compliance Officer, to whom the Trust paid $6,466 for the period from January 1, 2019 through October 17, 2019. Beginning October 17, 2019, JW Fund Management LLC (“JWFM”) provides a President and Treasurer to the Trust. Duff & Phelps, LLC (“D&P”) provides the Trust with a Chief Compliance Officer and an Anti-Money Laundering Officer. JWFM and D&P are compensated by the Trust for their services provided to the Trust.

2.	INVESTMENTS

The aggregate cost of purchases and aggregate proceeds from sales, excluding short-term investments, for the year ended December 31, 2019 were as follows:

Purchases	Sales
$17,568,187	$22,766,949

3.	INVESTMENT ADVISORY SERVICES, ADMINISTRATION AND SERVICE FEE AGREEMENTS AND EXPENSE OFFSET ARRANGEMENT

The Portfolio has an Investment Advisory Agreement with the Adviser for investment advice and certain management functions. The terms of the Investment Advisory Agreement provide that the Portfolio pay the Adviser an investment advisory fee at an annual rate of 0.90% of the Portfolio’s total average daily net assets. This fee is calculated daily and paid monthly.

Additionally, the Adviser pays certain expenses on behalf of the Portfolio, which are partially reimbursed by the Portfolio, including service fees due to third parties, certain miscellaneous expenses and prior to October 17, 2019, the compensation expense for the Trust’s Chief Compliance Officer and compliance personnel who report directly to the Chief Compliance Officer.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

At December 31, 2019, advisory fees totaling $3,243 were payable to the Adviser.

Until April 30, 2020 (subject to renewal), whenever the Portfolio’s normal operating expenses, including the investment advisory fee and most other operating expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items, exceed 1.30% of the Portfolio’s average daily net assets, the Adviser has agreed to waive a portion of its advisory fees and/or reimburse the Portfolio in an amount equal to that excess. The waived fees and reimbursed expenses may be paid to the Adviser during the following thirty-six month period after the applicable month in which a fee is waived or expense reimbursed by the Adviser, to the extent that the payment of such fees and expenses would not cause the Portfolio to exceed the expense limitation. The Adviser has agreed to waive all accrued entitlements for previously waived advisory fees or expenses reimbursed through October 31, 2021.

As of December 31, 2019, there were contingent liabilities to the Adviser in effect for the Portfolio as follows:

Fees Waived/Expenses Reimbursed through Fiscal Periods Ending
December 31, 2018	December 31, 2019
Subject to Repayment from November 1, 2021 through
December 31, 2021	December 31, 2022
$38,574	$211,437

Prior to October 17, 2019, the Trust had entered into an Administration Agreement with the Adviser pursuant to which the Adviser, as administrator, was responsible for providing various administrative services to the Trust. The Adviser in turn entered into a Sub-Administration Agreement with BNY Mellon Investment Servicing (U.S.) Inc. (“BNY Mellon”) pursuant to which BNY Mellon provided certain of these administrative services on behalf of the Adviser. The Trust paid $25,465 to the Adviser for the period from January 1, 2019 through October 17, 2019. The Adviser paid BNY Mellon sub-administration fees for sub-administration services provided to the Trust equal to $12,439 for the period from January 1, 2019 through October 17, 2019. Beginning October 17, 2019, BNY Mellon replaced the Adviser as the administrator of the Trust. For providing administrative services, BNY Mellon is entitled to receive a monthly fee equal to an annual percentage rate of the Portfolio’s average daily net assets and is subject to certain minimum monthly fees.

Both the Trust and the Adviser have entered into Shareholder Servicing Agreements with the insurance companies that offer the Portfolio whereby a fee is paid to the insurance companies who administer omnibus accounts for the policyholders electing to invest in the Portfolio. Pursuant to provisions adopted by the Board, the Adviser has agreed to pay these fees directly. The Portfolio has agreed to reimburse the Adviser for the estimated amount the Portfolio would have been charged by its transfer agent for administering the accounts on an individual basis. The amount, reimbursed to the Adviser, is reflected as “Shareholder servicing fees” in the Statement of Operations. For the year ended December 31, 2019, such fees amounted to $96,040.

The Portfolio has an expense offset arrangement in connection with its custodian contract. Credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio’s custodian expenses. For the year ended December 31, 2019, the reduction of expenses due to this arrangement was $3,274 and is reflected as “Expenses reduced by custodian fee expense offset arrangement” in the Statement of Operations.

4.	CAPITAL SHARE TRANSACTIONS

The Portfolio is authorized to issue an unlimited number of shares of beneficial interest with $0.001 par value. Transactions in capital stock were as follows:

	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018

Shares outstanding at beginning of year	4,264,783	4,708,338
Shares sold	147,588	90,704
Shares issued upon reinvestment of dividends and distributions	12,571	81,118
Shares redeemed	(558,688)	(615,377)
Net decrease in Portfolio shares	(398,529)	(443,555)
Shares outstanding at end of year	3,866,254	4,264,783

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

5.	COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6.	RISKS RELATING TO CERTAIN INVESTMENTS

Foreign securities and emerging markets risk:
Foreign securities from a particular country or region may be subject to currency fluctuations and controls, or adverse political, social, economic or other developments that are unique to that particular country or region. Therefore, the prices of foreign securities in particular countries or regions may, at times, move in a different direction from those of U.S. securities. From time to time, foreign capital markets may exhibit more volatility than those in the U.S., and the securities markets of emerging market countries can be extremely volatile. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries, and, as a result, the securities markets of emerging market countries can be more volatile than more developed markets may be.

High-yield and distressed risk:
Investments in high-yield debt securities (commonly known as “junk bonds”) and distressed securities may expose the Portfolio to greater risks than if the Portfolio only owned higher-grade securities. The value of high-yield, lower quality securities is affected by the creditworthiness of the issuers of the securities and by general economic and specific industry conditions. The prices of high yield securities can fall in response to negative news about the issuer or its industry, or the economy in general to a greater extent than those of higher rated securities. Issuers of high-yield securities are not as strong financially as those with higher credit ratings, so the securities are usually considered speculative investments. These issuers are more vulnerable to financial setbacks and recession than are more creditworthy issuers, which may impair their ability to make interest and principal payments. The Portfolio may also invest in distressed securities, which the Adviser considers to be issued by companies that are, or might be, involved in reorganizations or financial restructurings, either out of court or in bankruptcy. The Portfolio’s investments in distressed securities typically may involve the purchase of high-yield bonds, bank debt or other indebtedness of such companies.

Debt securities risk:
The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. Other market developments can adversely affect debt securities markets. Regulations and business practices, for example, have led some financial intermediaries to curtail their capacity to engage in trading (i.e. “market making”) activities for certain debt securities, which could have the potential to decrease liquidity and increase volatility in the debt securities markets. During periods of reduced market liquidity, the Portfolio may not be able to readily sell debt securities at prices at or near their perceived value. If the Portfolio needed to sell large blocks of debt securities to meet shareholder redemption requests or to raise cash, those sales could further reduce the prices of such securities.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect debt securities and, accordingly, will cause the value of the Portfolio’s investments in these securities to decline. As interest rates are at or near historic lows in the United States and other countries, this risk may be heightened. When interest rates fall, the values of already-issued securities generally rise, although investments in new securities may be at lower yields. Longer-term securities may be more sensitive to interest rate changes. The prices of high-yield debt securities, unlike investment grade securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The rates on floating debt instruments adjust periodically with changes in market interest rates. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Economic and other developments can adversely affect debt securities markets.

Market risk:
Prices of securities have historically fluctuated. The market value of a security may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security’s market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company’s products or services, or factors that affect the company’s industry, such as labor shortages or increased production costs and competitive conditions within an industry. The value of the Portfolio will similarly fluctuate and you could lose money.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

Liquidity risk:
Liquidity risk exists when particular investments are difficult to sell. The Portfolio may not be able to sell these investments at the best prices or at the value the Portfolio places on them. In such a market, the value of such investments and the Portfolio’s share price may fall dramatically, even during periods of declining interest rates. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high-yield debt securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline. Investments in foreign securities tend to have greater exposure to liquidity risk than U.S. securities.

Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Investments in private debt instruments, restricted securities, and securities having substantial market and/or credit risk may involve greater liquidity risk. An unexpected increase in Portfolio redemption requests, including requests from participating insurance companies who may own a significant percentage of the Portfolio’s shares, which may be triggered by, among other things, market turmoil or an increase in interest rates, could cause the Portfolio to sell its holdings at a loss or at undesirable prices and adversely affect the Portfolio’s share price and increase the Portfolio’s liquidity risk and/or Portfolio expenses.

Counterparty risk:
The Portfolio is exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss to the Portfolio could exceed the value of the financial assets recorded in the Portfolio’s financial statements. Financial assets, which potentially expose the Portfolio to counterparty risk, consist principally of cash due from counterparties and investments. The Adviser seeks to minimize the Portfolio’s counterparty risk by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Portfolio has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

The Portfolio is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, over-the-counter derivatives and foreign exchange contracts entered into by the Portfolio and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements of the Portfolio.

The considerations and factors surrounding the settlement of certain purchases and sales made on a delayed-delivery basis are governed by Master Securities Forward Transaction Agreements (“Master Forward Agreements”) between the Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

The counterparty risk associated with certain contracts may be reduced by master netting arrangements to the extent that if an event of default occurs, all amounts with the counterparty are terminated and settled on a net basis. The Portfolio’s overall exposure to counterparty risk with respect to transactions subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Collateral requirements:
For derivatives traded under an ISDA Master Agreement and/or Master Forward Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Portfolio of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer is required, which is determined at the close of business of the Portfolio and any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, a Portfolio and its counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance. The Portfolio attempts to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Notes to Financial Statements (continued) December 31, 2019

Cash concentration risk:
The Portfolio’s cash balances are held at major regional U.S. banks, JPMorgan Chase Bank, N.A. and The Bank of New York Mellon. The Portfolio’s cash balances, which typically exceed Federal Deposit Insurance Corporation insurance coverage, subjects the Portfolio to a concentration of credit risk. The Portfolio regularly monitors the credit ratings of these financial institutions in order to mitigate the credit risk that exists with the balances in excess of insured amounts.

Focused investing risk:
Although the Portfolio is a diversified investment company under the Act, the Portfolio’s investments will normally be more focused than its peers and may emphasize investments in some issuers, industries, sectors or geographic regions more than others. To the extent that the Portfolio increases the relative emphasis of its investments in a particular issuer, industry, sector or geographic region, its share values may fluctuate in response to events affecting such issuer, industry, sector or geographic region. The Portfolio does not lose its status as a diversified investment company because of any subsequent discrepancy between the value of its various investments and the diversification requirements of the Act, so long as any such discrepancy existing immediately after the Portfolio’s acquisition of any security or other property is neither wholly nor partly the result of such acquisition. Therefore, the Portfolio from time to time may have an investment portfolio that is considered "non-diversified" by the Act despite its classification as a diversified investment company.

7.	FEDERAL INCOME TAXES

The amount of dividends and distributions paid by the Portfolio from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax laws and regulation, which may differ from U.S. GAAP. Such dividends and distributions are recorded on the ex-dividend date. Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on the net assets of the Portfolio. Capital accounts are not adjusted for temporary differences. Permanent differences are primarily due to reclassification of certain transactions involving foreign securities and currencies, investments in passive foreign investment companies and other book to tax adjustments.

For the years ended December 31, 2019 and December 31, 2018, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $170,342 and $1,460,937 from ordinary income, respectively.

At December 31, 2019, the accumulated undistributed earnings on a tax basis was $1,264,184 from ordinary income and $322,395 from net capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The Regulated Investment Company Modernization Act of 2010 generally allows capital losses incurred in a taxable year beginning after December 22, 2010 (“post-enactment year”) to be carried forward for an unlimited period to the extent not utilized. Additionally, post-enactment capital loss carryforwards will retain their tax character as either short-term or long-term capital losses. For the year ended December 31, 2019, the Portfolio generated net short-term capital gains of $221,523 and net long-term capital gains of $2,698,224, which were offset by capital loss carryforwards that had been generated during the year ended December 31, 2018.

As of December 31, 2019, the Portfolio did not have any short-term or long-term capital loss carryforwards available to offset certain capital gain carryforwards, if any, generated in future years.

The United States federal income tax basis of the Portfolio’s investments and total unrealized appreciation (depreciation) as of December 31, 2019 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Total Unrealized Appreciation/ (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized Appreciation/ (Depreciation)
$62,299,254	$1,835,302	$(9,311,615)	$(7,476,313)	$(69)	$(7,476,382)

The book and tax unrealized appreciation/(depreciation) calculation differs. The difference is primarily attributable to amortization related timing differences. Other cost basis adjustments are primarily attributable to net unrealized depreciation on translation of other assets and liabilities denominated in foreign currency.

8.	SUBSEQUENT EVENTS

A Special Meeting of Shareholders was held on February 10, 2020 for Shareholders of record on January 6, 2020, to approve the Adviser’s ability to enter into a new investment sub-advisory agreement (the ‘‘New Sub-Advisory Agreement’’) with Cadence Capital Management LLC. Shareholders approved the New Sub-Advisory Agreement with voting results as follows: 3,664,793 votes For and 161,285 votes Against or Abstained. After the approval of the new investment sub-advisory agreement, it is anticipated that the Portfolio will be renamed “FFI Strategies Portfolio.”

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Third Avenue Variable Series Trust and Shareholders of Third Avenue Value Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Third Avenue Value Portfolio (the "Fund") as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and issuer. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
Philadelphia, PA
February 14, 2020

We have served as the auditor of one or more investment companies in Third Avenue Funds since 1990.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Board Consideration of Investment Advisory Agreements December 31, 2019 (Unaudited)

Renewal of Investment Advisory Agreements

I.	July 30, 2019 – Approval of the Renewal of the Investment Advisory Agreement

At a meeting of the Board of Trustees of the Trust (the “Board” or “Trustees”) held on July 30, 2019, the Trustees, none of whom were “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Third Avenue Variable Series Trust (the “Trust”) (the “Independent Trustees”), approved the renewal of the Investment Advisory Agreement (the “Agreement”) between Third Avenue Management LLC (the “Adviser,” or “Third Avenue”) and the Trust on behalf of the Third Avenue Value Portfolio (the “Portfolio”) through February 8, 2020. Prior to voting on the Agreement, the Independent Trustees met separately with their independent legal counsel for a discussion of the Adviser’s presentation and materials referred to below.

In advance of the meeting, the Trustees, through their independent legal counsel, requested extensive materials, and the Adviser provided them, to assist the Board in considering the renewal of the Agreement. The Board also constituted an ad hoc committee to work with representatives of the Adviser to evaluate the adequacy and extent of the information to be provided for their consideration. The committee communicated frequently with the Adviser’s representatives and independent legal counsel. At its meeting held on July 30, 2019, the Board discussed the materials with the Adviser and its affiliates.

In addition, at a series of telephonic meetings in July 2019, the Adviser presented and the Board considered the Adviser’s recommendation that the Portfolio transition to a shared governance and service provider structure in common with the FundVantage Trust (“FundVantage”) (such shared governance and service provider structure, the “Shared Governance Structure” and such transition, the “Transition”). In July 2019, Third Avenue management informed the Board that it had determined that the Portfolio would benefit from joining a Shared Governance Structure. The Board considered that, although the role of the Adviser would change somewhat in connection with the Transition, the Adviser represented that it believes that shareholders generally would benefit from access to greater scale and resources.

In considering the Agreement, the Trustees did not identify any single overriding factor and instead considered all factors collectively. As a part of their decision-making process, the Trustees considered information derived from their service on the Portfolio’s Board and their familiarity with the Adviser and its investment process. Among other things, they noted that the Adviser has managed the Portfolio since its inception, and expressed their belief that a long-term relationship with a capable, conscientious adviser is in the best interest of the Portfolio. They further noted that the Transition would permit continuity in the investment advisory services and personnel that have been provided by the Adviser to the Portfolio. The following is a summary of the discussions and conclusions regarding the material factors that formed the basis for the Board’s approval.

Factors Considered

A.	Financial Condition of the Adviser; Advisory Fees; Profitability

The Trustees received a presentation from representatives of the Adviser, including a report prepared by Broadridge Financial Solutions (“Broadridge”), and reviewed, among other things:

1. The financial condition of the Adviser to determine that the Adviser is solvent and currently is sufficiently well-capitalized to perform its ongoing responsibilities to the Portfolio, recognizing the ongoing potential for a continued decrease in assets under management and the expense savings that are anticipated to result after the Transition;

2.  the information sources and methodology used in the selection of funds included in the comparison universe and the competitive fund group used in comparative analyses of the Portfolio’s advisory fees and expense ratios and in analyzing the Portfolio’s performance;

3. the Portfolio’s advisory fee and total expenses as compared to those of the comparison universe and competitive fund group, focusing, in part, on the total expense ratio of the Portfolio and the funds in its comparison universe and competitive fund group, recognizing the potential for the Portfolio’s expense ratio to decrease following the Transition;

4. performance analyses of the Portfolio and funds in its comparison universe and competitive fund group;

5. a comparison of fees paid to the Adviser versus fees paid by similar funds advised by the Adviser, as well as any similar separate advisory accounts;

6. information presented in respect of economies of scale, noting that the Portfolio’s assets had declined significantly due to recent redemptions; that the Adviser has agreed to waive its fees and/or reimburse expenses to maintain an expense limitation for the Portfolio; and the resources that the Adviser continues to dedicate to its business even while Portfolio assets generally have declined in recent years;

7.  the profitability to the Adviser resulting from each Agreement (including the fall-out benefits noted below), reviewing the dollar amount of expenses allocated and revenue received by the Adviser and the method used to determine such expenses and corresponding profit; and

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Board Consideration of Investment Advisory Agreements (continued) December 31, 2019 (Unaudited)

8. fallout benefits, including (i) fees for providing administrative services (which would be eliminated post-Transition) and (ii) research services received by the Adviser in exchange for commissions paid on Portfolio transactions.

B.	Description of Personnel and Services Provided by the Adviser

The Trustees reviewed with representatives of the Adviser, and considered:

1. The nature, extent and quality of services rendered to the Portfolio, including by the Adviser’s investment, senior management and operational personnel, noting the proposed Transition, and the oversight of day-to-day operations of the Portfolio provided by the Adviser;

2. the Adviser’s research and portfolio management capabilities, particularly the intensive research undertaken in connection with the Adviser’s deep value philosophy;

3. the value added in past years through the Adviser’s active management style that includes participation in corporate restructurings and other activist investments; and

4. the Adviser’s experience operating funds registered under the 1940 Act and its dedication to providing high quality services to the Portfolio in the long term; and the proposal to transition the Portfolio to an established governance solution with high quality service providers.

C.	Investment Performance of the Funds and Adviser

1. The Trustees reviewed total return information for the Portfolio versus the comparison universe and competitive fund group for various periods. The Trustees also reviewed information pertaining to the Portfolio’s risk adjusted performance and risk measures.

Conclusions

The Trustees concluded that the nature, extent and quality of the services provided by the Adviser currently, and as proposed to be provided after the Transition, are adequate and appropriate. The Trustees considered and evaluated the Portfolio’s performance over various time periods, the Adviser’s investing style and circumstances particular to the Portfolio. While the Trustees expressed concern about performance of the Portfolio, they considered the relatively recent changes in personnel and approach instituted in the Third Avenue Value Portfolio. They also considered the advisory fee and expense ratio of the Portfolio and evaluated the comparisons to those of funds in the comparable universe and competitive fund group and the performance analysis.

The Trustees discussed the Adviser’s profitability, and it was noted that, among other things, the profitability percentage was not indicative of an advisory fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s-length bargaining. The Trustees also considered the advisory fees charged for similar funds advised by the Adviser, as well as any separate advisory accounts, and reviewed the nature of the services provided and differences, from the Adviser’s perspective, in managing the Portfolio as compared to advisory services provided to other advised funds and any separate accounts. The Trustees recognized that differences in fees paid were consistent with the differences in services provided by the Adviser.

The Trustees considered whether material economies of scale are present and, if present, are shared with the Portfolio and considered each Fund’s fee structure, and the resources that the Adviser dedicates to its investment advisory process to the benefit of the Portfolio. The Trustees concluded that, because of declining overall assets in the Portfolio, material economies of scale were not present to be shared with the Portfolio.

The Trustees concluded, in light of considerations noted above, to approve the Agreement.

II.	October 31, 2019 – Approval of the New Investment Sub-Advisory Agreement

At an in-person meeting held on October 31, 2019, the Board of Trustees (the “Board” or the “Trustees”) of Third Avenue Variable Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) among the Trust, on behalf of the Third Avenue Value Portfolio (the “Portfolio”), Third Avenue Management LLC (“Third Avenue”), the Portfolio’s current investment adviser, and Cadence Capital Management LLC (“Cadence”), the proposed sub-adviser. Prior to the in-person Board meeting held on October 31, 2019, the Independent Trustees held a special meeting on October 17, 2019 to review Third Avenue’s proposal to hire Cadence as a sub-adviser to the Portfolio and review preliminary information regarding Cadence’s history, performance and investment strategy in connection with the proposed New Sub-Advisory Agreement.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Board Consideration of Investment Advisory Agreements (continued) December 31, 2019 (Unaudited)

At the meeting held on October 31, 2019, representatives from Third Avenue and Cadence each joined the meeting and further discussed Cadence’s history, performance and investment strategy in connection with the proposed New Sub-Advisory Agreement. In determining whether to approve the New Sub-Advisory Agreement, the Trustees considered a wide variety of information provided by Cadence in accordance with Section 15(c) of the 1940 Act. The Trustees considered information that Cadence provided regarding (i) services to be performed for the Portfolio, (ii) the size and qualifications of its portfolio management team, (iii) any potential or actual material conflicts of interest which may arise in connection with a portfolio manager’s management of the Portfolio, (iv) investment performance information for other managed accounts, (v) brokerage selection procedures (including soft dollar arrangements), (vi) the procedures for allocating investment opportunities between the Portfolio and other clients, (vii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (viii) any litigation, investigation or administrative proceeding which may have a material impact on Cadence’s ability to service the Portfolio, (ix) compliance with federal securities laws and other regulatory requirements, and (x) proxy voting policies.

The Trustees considered that the proposed strategy for the portion of the Portfolio to be sub-advised by Cadence (the “sub- account”) was new, and therefore did not have historical performance information. However, the Trustees reviewed performance information of separate account composites consisting of the component strategies to be used in managing the sub-account for the one year, two year, three year, five year, ten year, year-to-date, and since inception periods ended September 30, 2019, as applicable, which the Trustees indicated they believed to be indicative of Cadence’s ability to execute the type of strategy proposed for the sub- account.

Cadence and Third Avenue provided information regarding the proposed sub-advisory fees and an analysis of these fees in relation to the services to the Portfolio, the projected cost of providing such services and any other ancillary benefit resulting from Cadence’s relationship with the Portfolio and the Trust. The Board did not consider information related to the anticipated profitability of Cadence as a result of the fees received from the Portfolio; rather, the Board noted that Third Avenue had agreed to reduce its advisory fee in an amount equal to the sub-advisory fee paid to Cadence. The Board further noted that the overall advisory fee charged to the Portfolio would not change as a result of the appointment of Cadence as sub-adviser to the Portfolio and the approval of the New Sub-Advisory Agreement.

The Trustees reviewed the services to be provided to the Portfolio by Cadence and concluded that the nature, extent and quality of the services to be provided by Cadence were appropriate and consistent with the terms of the New Sub-Advisory Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Portfolio is likely to benefit from the provision of those services. They also concluded that Cadence has sufficient personnel, with the appropriate education and experience, to serve the Portfolio effectively and demonstrated its ability to attract and retain qualified personnel.

The Trustees considered the costs and services to be provided by Cadence, the proposed compensation and expected benefits received by Cadence in providing services to the Portfolio, as well as Third Avenue’s commitment that it had agreed to reduce its advisory fee in an amount equal to the sub-advisory fee paid to Cadence. The Trustees concluded that Cadence’s anticipated fees derived from its relationship with the Trust in light of the Portfolio’s estimated total expenses were reasonable in relation to the nature and quality of the services expected to be provided by Cadence, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall estimated expense ratio of the Portfolio is reasonable, taking into account the projected growth and size of the Portfolio and the quality of services to be provided by Cadence. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Portfolio grows, and whether the advisory and sub-advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board concluded that there were no economies of scale at the present time, because the overall advisory fee charged to the Portfolio would not change as a result of the appointment of Cadence as sub-adviser to the Portfolio, and the fee structure of the Portfolio did not currently include breakpoint reductions as asset levels increased.

In voting to approve the New Sub-Advisory Agreement among the Trust, on behalf of the Portfolio, Third Avenue and Cadence, the Board considered all relevant factors and the information presented to the Board by Third Avenue and Cadence. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that they had received adequate information and were able to conclude that the approval of the New Sub-Advisory Agreement would be in the best interests of the Portfolio and its shareholders. As a result, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement among the Trust, on behalf of the Portfolio, Third Avenue and Cadence for an initial two year period.

III.	December 9-10, 2019 – Approval of the Renewal of the Investment Advisory Agreement

At an in-person meeting held on December 9-10, 2019 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of Third Avenue Variable Series Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), unanimously approved the continuation of the Investment Advisory Agreement (the “Agreement”) between Third Avenue Management LLC (the “Adviser,” or “Third Avenue”) and the Trust on behalf of the Third Avenue Value Portfolio (the “Portfolio”). At the Meeting, the Board considered the continuation of the Agreement for an additional one year period.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Board Consideration of Investment Advisory Agreements (continued) December 31, 2019 (Unaudited)

In determining whether to approve the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the 1940 Act regarding: (i) services performed for the Portfolio, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Portfolio, (iv) investment performance for the Portfolio (v) the capitalization and financial condition of Third Avenue, (vi) Third Avenue’s brokerage selection procedures (including soft dollar arrangements, if any), (vii) Third Avenue’s procedures for allocating investment opportunities between the Portfolio and Third Avenue’s other clients, (viii) results of any regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding that may have a material impact on Third Avenue’s ability to service the Portfolio, (x) compliance with the Portfolio’s investment objectives, policies and practices (including codes of ethics and proxy voting policies) and (xi) compliance with federal securities laws and other regulatory requirements. The Trustees noted the reports and discussions with portfolio managers as provided at the Board meetings throughout the year covering matters such as the relative performance of the Portfolio; compliance with the investment objectives, policies, strategies and limitations for the Portfolio; the compliance of management personnel with the code of ethics; and the adherence to the Trusts’ pricing procedures as established by the Board.

Investment Performance. The Trustees considered the performance of the Portfolio as compared to the Lipper VUF Multi-Cap Value Index and the MSCI World Total Return Index for the year-to-date, one year, two year, three year, five year and ten year periods ended September 30, 2019 and noted that the Portfolio underperformed the Lipper VUF Multi-Cap Value Index and the MSCI World Total Return Index for each period. The Trustees concluded that notwithstanding the Portfolio’s relative underperformance, the performance of the Third Avenue Value Portfolio was within an acceptable range of performance relative to other mutual funds with similar investment objectives, strategies and policies based on the information provided at the Meeting.

Fees. The Trustees also noted that Third Avenue had provided information regarding its advisory fees and an analysis of these fees in relation to the delivery of services to the Portfolio and any other ancillary benefit resulting from Third Avenue’s relationship with the Portfolio. The Trustees considered the fees that Third Avenue charges to its similarly managed accounts, and evaluated the explanations provided by Third Avenue as to differences in fees charged to the Portfolio and similarly managed accounts, as applicable. The Trustees also reviewed a peer comparison of advisory fees and total expenses for the Portfolio versus the advisory fees of other funds or accounts managed by Third Avenue and the average expense ratio for the Portfolio’s peer group.

The Trustees noted that the contractual advisory fee and net total expense ratio of the Portfolio were each higher than the median of funds in its Lipper peer group. The Lipper peer group for the Portfolio included funds with assets of $250 million or less. The Trustees evaluated explanations provided by Third Avenue regarding its belief that the proposed advisory fee is within the range of advisory fees for other similarly managed funds and expenses for funds of similar size, composition and type of investment product. The Trustees concluded that the advisory fees and services provided by Third Avenue are reasonable and sufficiently consistent with those of other advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Portfolio.

Knowledge, experience, and qualifications. The Board considered the level and depth of knowledge of Third Avenue, including the professional experience and qualifications of senior personnel. In evaluating the quality of services to be provided by Third Avenue, the Board took into account its recent interactions with Third Avenue’s senior management, discussions and reports provided to the Board as well as the Trustees experience with other investment managers. The Board also took into account Third Avenue’s compliance policies and procedures and reports regarding Third Avenue’s compliance operations from the Trust’s Chief Compliance Officer. The Board also considered any potential conflicts of interest that may arise in a portfolio manager’s management of the Portfolio investments on the one hand, and the investments of other accounts, on the other. The Trustees reviewed the services provided to the Portfolio by Third Avenue and concluded that the nature, extent and quality of the services provided were appropriate and consistent with the terms of the Agreement, that the quality of the proposed services appeared to be consistent with industry norms and that the Portfolio is likely to benefit from the provision of those services. They also concluded that Third Avenue has sufficient personnel, with the appropriate education and experience, to serve the Portfolio effectively and had demonstrated their ability to attract and retain qualified personnel.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Board Consideration of Investment Advisory Agreements (continued) December 31, 2019 (Unaudited)

Cost of Services. The Trustees considered the costs of the services provided by Third Avenue, the compensation and benefits received by, or to be received by, Third Avenue in providing services to the Portfolio, as well as Third Avenue’s profitability. The Trustees were provided with the audited financial statements of Third Avenue for the years ended December 31, 2017 and 2018. The Trustees noted that Third Avenue’s level of profitability is an appropriate factor to consider, and the Trustees should be satisfied that Third Avenue’s profits are sufficient to continue as a healthy concern generally and as investment adviser of the Portfolio specifically. The Trustees concluded that Third Avenue’s fees derived from their relationship with the Trust, in light of the Portfolio’s expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Portfolio was reasonable, taking into account the size of the Portfolio and the quality of services provided by Third Avenue.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Portfolio grows or is expected to grow, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board noted that economies of scale may be achieved at higher asset levels for the Portfolio for the benefit of fund shareholders but that the advisory fee did not currently include breakpoint reductions in the advisory fee as asset levels increase. In addition, the Board noted, that while no breakpoints are included in the advisory fee schedule, Third Avenue has agreed to contractual fee waivers and expense reimbursements in order to cap the Portfolio’s net expense ratio.

At the Meeting, the Trustees unanimously approved the Agreement for an additional one year period. In voting to approve the Agreement, the Board considered all factors it deemed relevant and the information presented to the Board by Third Avenue. In arriving at its decision, the Board did not identify any single factor as being of paramount importance and each member of the Board gave varying weights to each factor according to his or her own judgment. The Board determined that the continuation of the Agreement was in the best interests of the Portfolio and its shareholders.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Statement Regarding Liquidity Risk Management Program December 31, 2019 (Unaudited)

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Third Avenue Variable Series Trust, on behalf of the Third Avenue Value Portfolio (the “Portfolio”), met on December 9-10, 2019 (the “Meeting”) to review the liquidity risk management program (the “Program”) applicable to the Portfolio, pursuant to the Liquidity Rule. The Board has appointed Third Avenue Management LLC (“TAM”), the investment adviser to the Portfolio, as the program administrator for the Portfolio’s Program. At the Meeting, TAM provided the Board with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation and any material changes to the Program as of September 30, 2019 (the “Report”).

The Report described the Program’s liquidity classification methodology. It also described TAM’s methodology in determining whether a Highly Liquid Investment Minimum (a “HLIM”) is necessary and noted that, given the composition of the Portfolio’s holdings, a HLIM was not currently required for the Portfolio.

The Report noted that the Program complied with the key factors for consideration under the Liquidity Rule for assessing, managing and periodically reviewing liquidity risk, as follows:

A. The Portfolio’s investment strategy and liquidity of Portfolio investments during both normal and reasonably foreseeable stressed conditions: As part of the Report, TAM reviewed the Portfolio’s strategy and its determination that the strategy remains appropriate for an open-end fund structure. This determination was based on the Portfolio’s holdings of Highly Liquid Investments, the diversification of holdings and the related average position size of the holdings.

B. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions: As part of the Report, TAM reviewed historical net redemption activity and noted that it used this information as a component to establish the Portfolio’s reasonably anticipated trading size (“RATS”). The Portfolio has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests as well as procedures pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended, which provides a mechanism for transactions between the Fund and certain affiliated persons as defined. TAM also took into consideration the Portfolio’s shareholder ownership concentration and the fact that Portfolio shares are offered only through separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies, and the degree of certainty associated with the Portfolio’s short-term and long-term cash flow projections. In light of the Portfolio’s holdings, it was noted that the Portfolio maintains a high level of liquidity to meet shareholder redemptions under both normal and stressed market conditions.

C.  Holdings of cash and cash equivalents, as well as borrowing arrangements: As part of the Report, TAM reviewed the Portfolio’s holdings of cash and cash equivalents. It was noted that the Portfolio does not currently have a borrowing or other credit funding arrangement and is not permitted to enter into any interfund lending arrangements.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Management of the Trust (Unaudited)

Information pertaining to the Trustees and officers of the Trust is set forth below. The fund complex includes three portfolios in the Third Avenue Trust and one portfolio in the Third Avenue Variable Series Trust. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available upon request, without charge, by calling (800) 443-1021.

Independent Trustees
Correspondence intended for any Independent Trustee may be sent to: 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809.

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee

Robert J. Christian DOB: February 1949	Trustee since 10/19	Trustee
Retired since February 2006; Executive Vice President of Wilmington Trust Company from February 1996 to February 2006; President of Rodney Square Management Corporation (‘‘RSMC’’) (investment advisory firm) from 1996 to 2005; Vice President of RSMC from 2005 to 2006.

Trustee of FundVantage Trust (registered investment company with 44 portfolios); Trustee of Optimum Fund Trust (registered investment company with 6 portfolios); Trustee of Third Avenue Trust (registered investment company with 3 portfolios).

Iqbal Mansur DOB: June 1955	Trustee since 10/19	Trustee	University Professor, Widener University.	Trustee of FundVantage Trust (registered investment company with 44 portfolios); Trustee of Third Avenue Trust (registered investment company with 3 portfolios).

Nicholas M. Marsini Jr. DOB: August 1955	Trustee and Chairman since 10/19	Trustee and Chairman of the Board
Retired since March 2016; President of PNC Bank Delaware from June 2011 to March 2016; Executive Vice President of Finance of BNY Mellon from July 2010 to January 2011; Executive Vice President and Chief Financial Officer of PNC Global Investment Servicing from September 1997 to July 2010.

Trustee and Chairman of the Board of FundVantage Trust (registered investment company with 44 portfolios); Trustee of Brinker Capital Destinations Trust (registered investment company with 10 portfolios); Trustee and Chairman of the Board of Third Avenue Trust (registered investment company with 3 portfolios).

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Management of the Trust (continued) (Unaudited)

Independent Trustees

Name & Date of Birth	Term of Office and Length of Time Served*	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee
Nancy B. Wolcott DOB: November 1954	Trustee since 10/19	Trustee
Retired since May 2014; EVP, Head of GFI Client Service Delivery, BNY Mellon from January 2012 to May 2014; EVP, Head of US Funds Services, BNY Mellon from July 2010 to January 2012; President of PNC Global Investment Servicing from 2008 to July 2010; Chief Operating Officer of PNC Global Investment Servicing from 2007 to 2008; Executive Vice President of PFPC Worldwide Inc. from 2006 to 2007.

Trustee of FundVantage Trust (registered investment company with 44 portfolios); Trustee of Lincoln Variable Insurance Products Trust (registered investment company with 97 portfolios); Trustee of Third Avenue Trust (registered investment company with 3 portfolios).

Stephen M. Wynne DOB: January 1955	Trustee since 10/19	Trustee
 Retired since December 2010; Chief Executive Officer of US Funds Services, BNY Mellon Asset Servicing from July 2010 to December 2010; Chief Executive Officer of PNC Global Investment Servicing from March 2008 to July 2010; President, PNC Global Investment Servicing from 2003 to 2008.

Trustee of FundVantage Trust (registered investment company with 44 portfolios); Trustee of Copeland Trust (registered investment company with 3 portfolios); Trustee of Third Avenue Trust (registered investment company with 3 portfolios).

*	Each Trustee serves until his or her successor is duly elected and qualified.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Management of the Trust (continued) (Unaudited)

Principal Trust Officers

Name, Date of Birth & Address	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Officer
Michael A. Buono DOB: May 1967 622 Third Avenue New York, NY 10017	Chief Financial Officer and Principal Financial Officer
Treasurer of Third Avenue Trust (3 Funds), Third Avenue Variable Series Trust (9/17 to Present), and M.J. Whitman LLC and subsidiaries (9/17 to 3/18); Treasurer, Chief Financial Officer (CFO) and Principal Accounting Officer (7/17 to Present) of Third Avenue Management LLC. Formerly, Controller (5/06 to 9/17) (3 Funds) and Assistant Treasurer (6/16 to 9/17) (3 Funds) of Third Avenue Trust, Third Avenue Variable Series Trust, Third Avenue Management and M.J. Whitman LLC and subsidiaries.
N/A

W. James Hall III DOB: July 1964 622 Third Avenue New York, NY 10017	General Counsel, Chief Executive Officer and Principal Executive Officer
General Counsel and Secretary (6/00 to Present) (3 funds) and President (12/15 to Present) (3 funds) of Third Avenue Trust; General Counsel and Secretary (9/00 to Present) and President (12/15 to Present) of Third Avenue Variable Series Trust; General Counsel and Secretary (9/00 to Present) of EQSF Advisers, Inc., and its successor, Third Avenue Management LLC; General Counsel and Secretary (6/00 to Present) of Third Avenue Holdings Delaware, LLC; General Counsel and Secretary (5/00 to 3/18) of M.J. Whitman, Inc. and its successor M.J. Whitman LLC; General Counsel and Secretary of certain other funds advised by Third Avenue Management LLC (7/02 to Present).
N/A

Joel L. Weiss DOB: January 1963 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809	President	President of JW Fund Management LLC since June 2016; Vice President and Managing Director of BNY Mellon Investment Servicing (US) Inc. and predecessor firms from 1993 to June 2016.	N/A

T. Richard Keyes DOB: January 1957 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809	Treasurer	President of TRK Fund Consulting LLC since July 2016; Head of Tax — U.S. Fund Services of BNY Mellon Investment Servicing (US) Inc. and predecessor firms February 2006 to July 2016.	N/A

Gabriella Mercincavage DOB: June 1968 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809	Assistant Treasurer	Fund Administration Consultant since January 2019; Fund Accounting and Tax Compliance Accountant to financial services companies from November 2003 to July 2018.	N/A

Vincenzo A. Scarduzio DOB: April 1972 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809	Secretary	Director and Vice President Regulatory Administration of The Bank of New York Mellon and predecessor firms since 2001.	N/A

David C. Lebisky DOB: May 1972 301 Bellevue Parkway, 2nd Floor, Wilmington, DE 19809	Chief Compliance Officer and Anti-Money Laundering Officer
President of Lebisky Compliance Consulting LLC since October 2015; Consultant, Duff & Phelps, LLC since 2016; Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) from 2015 to 2018; Scotia Institutional Investments US, LP, Director of Regulatory Administration from 2010 to 2014.
N/A

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Schedule of Shareholder Expenses (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees, shareholder servicing fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2019 and held for the six months ended December 31, 2019.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Please further note that you also bear fees and charges imposed by insurance companies at the contract or separate account level, which are described in the separate prospectuses of the separate account. Such charges will have the effect of reducing account value. The example also assumes all dividends and distributions have been reinvested.

	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During the Period* July 1, 2019 to December 31, 2019	Annualized Expense Ratio
Actual	$1,000	$1,027.20	$6.64	1.30%
Hypothetical	$1,000	$1,018.65	$6.61	1.30%

*
Expenses (net of fee waivers and expense offset arrangement) are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184) divided by 365.

Third Avenue Variable Series Trust
Third Avenue Value Portfolio Federal Tax Status of Dividends and Distributions (Unaudited)

The following information represents the tax status of dividends and distributions paid by the Third Avenue Value Portfolio during the fiscal year ended December 31, 2019. This information is presented to meet regulatory requirements and no current action on your part is required.

For the fiscal year ended December 31, 2019, the Portfolio paid ordinary income dividends of $170,342 from net investment income.

For the fiscal year ended December 31, 2019, 96.10% of the ordinary income dividends paid during the fiscal year are eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code of 1986.

The Portfolio intends to elect to pass through to shareholders the income taxes paid to foreign countries which may be eligible for the foreign tax credit in accordance with Section 853 of the Internal Revenue Code of 1986.

Gross foreign source income and foreign tax expense for the year ended December 31, 2019 are as follows:

Gross Foreign Source Income	Foreign Tax Pass Through
$961,031	$86,459

BOARD OF TRUSTEES

Robert J. Christian
Iqbal Mansur
Nicholas M. Marsini, Jr. — Chairman
Nancy B. Wolcott
Stephen M. Wynne

OFFICERS

W. James Hall III — General Counsel, Chief Executive Officer, Principal Executive Officer
Michael A. Buono — Chief Financial Officer, Principal Financial Officer
Joel L. Weiss — President
T. Richard Keyes — Treasurer
Gabriella Mercincavage — Assistant Treasurer
Vincenzo A. Scarduzio — Secretary
David C. Lebisky — Chief Compliance Officer, Anti-Money Laundering Officer

TRANSFER AGENT

BNY Mellon Investment Servicing (U.S.) Inc.
P.O. Box 9802
Providence, RI 02940-8002
610-239-4600
800-443-1021 (toll-free)

INVESTMENT ADVISER

Third Avenue Management LLC
622 Third Avenue
New York, NY 10017

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
2001 Market Street,
Philadelphia, PA 19103

CUSTODIAN

JPMorgan Chase Bank, N.A.
383 Madison Avenue
New York, NY 10179

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Third Avenue offers multiple investment solutions with unique exposures and return profiles. Our core strategies are currently available through ’40Act mutual funds and customized accounts. If you would like further information, please contact a Relationship Manager at:

www.thirdave.com	622 Third Avenue	212.906.1160
/third-ave-management	New York, NY 10017	clientservice@thirdave.com

Item 2.	Code of Ethics.

At December 31, 2019, the Trust had a code of ethics (the “Code of Ethics”) that applies to its principal executive officer and principal financial officer. This Code of Ethics is attached as Exhibit (a) (1) hereto.

Item 3.	Audit Committee Financial Expert.

As of December 31, 2019, the Audit Committee of the Board of Trustees is comprised of Robert J. Christian, Iqbal Mansur and Stephen M. Wynne, each of whom is considered “independent” within the meaning set forth under Item 3 of Form N-CSR.   The Board of Trustees has determined that each of Mr. Christian, Dr. Mansur, and Mr. Wynne is an “audit committee financial experts” as such term is defined by Item 3 of Form N-CSR.

The Registrant's Board of Trustees has determined that Mr. Christian acquired the attributes necessary to be considered an audit committee financial expert through his experience as chief investment officer of several large financial institutions and his service as a member of the audit committee of other registered investment companies.

The Registrant’s Board of Trustees has determined that Dr. Mansur acquired the attributes necessary to be considered an audit committee financial expert through his experience as a university professor of finance and because he has authored over 25 finance-related articles in peer reviewed publications.

The Registrant’s Board of Trustees has determined that Mr. Wynne acquired the attributes necessary to be considered an audit committee financial expert through his experience as a chief executive officer (and other senior-level accounting and/or financial positions) of several large financial institutions and because he has co-authored a text book on mutual fund accounting.

Item 4.	Principal Accountant Fees and Services.

(a)          Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for the audit of the Trust's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $44,647, without any out of pocket expenses, for the fiscal year ended December 31, 2019 and $63,200, including out of pocket expenses of approximately $1,400, for the fiscal year ended December 31, 2018.

(b)          Audit-Related Fees.  There were no fees billed in each of the last two fiscal years for assurance and related services by the Trust’s principal accountant that are reasonably related to the performance of the audit of the Trust's financial statements and are not reported above in Item 4(a).  There were no audit-related services provided to the Trust’s investment adviser or any entity controlling, controlled by, or under common control with the Trust’s investment adviser that provides ongoing services to the Trust (“Service Affiliates”) during each of the last two years that were required to be pre-approved by the Trust’s Audit Committee.

(c)          Tax Fees.  The aggregate fees billed to the Trust in each of the last two fiscal years for professional services rendered by the Trust’s principal accountant for tax compliance, tax advice and tax planning were $17,560 for the fiscal year ended December 31, 2019 and $13,000 for the fiscal year ended December 31, 2018. These services related to the preparation of tax returns and the review of tax-related issues.  There were no tax services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(d)          All Other Fees.  There were no fees billed to the Trust in each of the last two fiscal years for products and services provided by the Trust’s principal accountant, other than the services reported above in Items 4(a) through (c).  There were no other services provided to Service Affiliates during each of the last two fiscal years that were required to be pre-approved by the Trust’s Audit Committee.

(e)          Audit Committee Pre-Approval Policies and Procedures.

(i)  The Audit Committee pre-approves the Trust’s accountant’s engagement for audit and non-audit services to the Trust and certain non-audit services to the Service Affiliates on a case-by-case basis.  Pre-approval considerations include whether the proposed services are compatible with maintaining the accountant’s independence.

(ii) There were no services provided to the Trust or Service Affiliates during the last two fiscal years for which the pre-approval requirement was waived pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)          Not Applicable.

(g)          The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust and Service Affiliates for each of the last two fiscal years were $17,560 for the fiscal year ended December 31, 2019 and $13,000 for the fiscal year ended December 31, 2018.

(h)          The Audit Committee has considered whether the provision of non-audit services to the Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the Trust’s accountant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

 (a) The Trust's principal executive officer and principal financial officer have evaluated the Trust's disclosure controls and procedures within 90 days of this filing and have concluded that the Trust's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Trust in this Form N-CSR is recorded, processed, summarized, and reported within the required time periods and that information required to be disclosed by the Trust in the report that it files or submits on Form N-CSR is accumulated and communicated to the Trust’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) The Trust's principal executive officer and principal financial officer are aware of no changes in the Trust's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act.

(a) (3)   Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Third Avenue Variable Series Trust

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	February 20, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	Principal Executive Officer
Date:	February 20, 2020

By:	/s/ Michael A. Buono
Name:	Michael A. Buono
Title:	Principal Financial Officer
Date:	February 20, 2020